GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares of the

Goldman Sachs Buffered S&P 500 Fund—Mar/Sep

(the “Fund”)

Supplement dated December 12, 2025 to the

Prospectuses and Statement of Additional Information (“SAI”),

each dated April 30, 2025, as supplemented to date

At a meeting held on December 9-10, 2025, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal to liquidate the Fund, a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. Following the conclusion of the Fund’s final sixth-month Outcome Period on August 31, 2026, the Fund will be liquidated on or about September 1, 2026 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Fund will not start a new Outcome Period on September 1, 2026, and will instead prepare to liquidate and distribute its assets to its shareholders. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will no longer be available for purchase by new insurance company separate accounts or other new shareholders as of the close of business on January 16, 2026. Existing variable annuity and variable insurance contract owners and others who are shareholders of the Fund may continue to purchase shares of the Fund until August 21, 2026. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectuses.

Liquidation of Assets. Effective immediately, although the Fund intends to invest in accordance with its Outcome Period profile throughout its final six-month Outcome Period, it may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets, except for cash or cash equivalents in an estimated amount necessary to discharge any known or reasonably ascertainable liabilities expected to be incurred following the Liquidation Date, plus accrued and unpaid earnings of the Fund at the time of liquidation. The liquidation of the Fund’s portfolio is likely to result in increased transaction costs, which will be borne by the Fund and its shareholders.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, as provided in the Prospectuses. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund available to shareholders, at net asset value.

Certain shareholders may redeem all or a portion of their shares of the Fund before the Liquidation Date, and as a result the Fund and its remaining shareholders may experience adverse effects. These shareholder redemptions may also negatively impact the Fund’s net asset value per share.

U.S. Federal Income Tax Matters. The liquidation is not expected to be a taxable event for the Fund or for holders of a variable annuity contract or variable life insurance policy issued by an insurance company that offers the Fund as an underlying investment option. To avoid federal income and excise taxes, the Fund intends to distribute any earnings not previously distributed prior to the end of its final taxable year. Prior to any distribution to shareholders, the Fund will declare dividends, if any, of an amount sufficient to satisfy its income and excise tax distribution requirements for its final taxable year. See “Taxation” in the Prospectuses. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

This Supplement should be retained with your Prospectuses and SAI for future reference.

VITBUFFMARSEPSTK 12-25